Exhibit 99.2

US DATAWORKS, INC.
AMENDED WARRANTS AGREEMENT

THIS AMENDED WARRANT AGREEMENT (this “Agreement”), dated December 6, 2004, is entered into by and between US Dataworks, Inc., a Nevada corporation (the “Company”), and each of the undersigned warrant holders, (“Holder”). The Company and Holder may be referred herein collectively as the “Parties” or each, a “Party”.

     WHEREAS, the Company has entered into that certain Securities Purchase Agreement, dated April 16, 2004 (the “April PIPE”) by and among those Holders listed accordingly in Exhibit A, hereto attached. As a condition of the Holders’ purchase of the Company’s common stock, each Holder was granted Series A Warrants (“Series A Warrants”) and Series B Warrants (“Series B Warrants”), in the number and at the exercise price as shown in Exhibit A. The Series A Warrants have a term of seven years, expiring on April 15, 2011. The Series B Warrants have a term of six months from the date of a certain registration statement being declared final and effective, expiring on January 22, 2005;

     WHEREAS, the Company has entered into that certain Common Stock Purchase and Warrants Agreement, dated October 2, 2003 (the “October PIPE”) by and among those Holders listed accordingly in Exhibit A, hereto attached. As a condition of the Holders’ purchase of the Company’s common stock, each Holder was granted Warrants, in the number and at the exercise price as shown in Exhibit A. These Warrants have a term of three years, expiring October 1, 2006;

     WHEREAS, the Company entered into a certain Convertible Debenture and Warrants Agreement, dated October 2, 2003 (the “Convertible Debenture”) by and between Bear Stearns Securities Corp. as custodian for John V. Winfield (IRA). As an inducement to purchase the debenture, the Holder was granted Warrants, in the number and at the exercise price as shown in Exhibit A. These Warrants have a term of three years, expiring October 1, 2006; and

     WHEREAS, the Company has entered into that certain Common Stock Purchase and Warrants Agreement, dated September 30, 2003 (the “Convertible Debt”) by and between ACI Communications Holding, Inc., wherein a certain amount of indebtedness of the Company was converted into common stock. As an inducement to convert this debt into the Company’s common stock, the Holder was granted Warrants, in the name, number and at the exercise price as shown in Exhibit A. These Warrants have a term of three years, expiring September 29, 2006;

WHEREAS, the Company has entered into that certain Convertible Debentures and Warrants Agreement, dated July 30, 2003 (the “July PIPE”) by and among those Holders listed accordingly in Exhibit A, hereto attached. As a condition of the Holders’ purchase of the

Company’s common stock, each Holder was granted Warrants, in the number and at the exercise price as shown in Exhibit A. These Warrants have a term of three years, expiring July 2, 2006;

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Holder agrees as follows:

ARTICLE I.
DEFINITIONS

     1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

     “Adjusted Exercise Price” means the price at which the Warrants may be exercised for the purchase of Common Stock. The Adjusted Exercise Price is $0.90 per share if exercised during the Exercise Period.

     “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144. With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

     “Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of Nevada are authorized or required by law or other governmental action to close.

     “Closing” means the last day of the Exercise Period at the time the Trading Market closes for such date; provided however, that either the Minimum Aggregate Exercise Amount is attained or, if less than the Minimum Aggregate Exercise Amount is received, the Company elects to amend the Warrants.

     “Closing Date” means the date of the Closing.

     “Commission” means the Securities and Exchange Commission.

     “Common Stock” means the common stock of the Company, $0.0001 par value per share, and any securities into which such common stock may hereafter be reclassified.

     “Disclosure Schedules” means the Disclosure Schedules concurrently delivered herewith.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

US Dataworks, Inc.
Amended Warrants Agreement
December 6, 2004

     “Exercise Amount” means, as to each Holder, the amount to be paid to the Company for the exercise of all of its Warrants at the Adjusted Exercise Price during the Exercise Period, set forth in Exhibit A

     “Exercise Period” means the period of time during which the Holder may exercise the Warrants at the Adjusted Exercise Price. The Exercise Period begins 8:00 a.m. Central Standard Time, December 6, 2004 and ends at 5:00 p.m. Central Standard Time, December 13, 2004.

     “Material Adverse Effect” shall have the meaning as set forth in Section 3.1(b).

     “Minimum Aggregate Exercise Amount” shall have the meaning as set forth in Section 2.1(a)(i).

     “Lien” shall mean any lien, charge, security interest, encumbrance, right of first refusal or other restriction levied or secured against any tangible or intangible asset of the Company.

     “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

     “Registration Statements” shall mean effective registration Nos. 333-116143 and 333-114307 as filed with the Commission.

     “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     “Securities Act” means the Securities Act of 1933, as amended.

     “Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded on the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

     “Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

US Dataworks, Inc.
Amended Warrants Agreement
December 6, 2004

     “Warrants” means those warrants granted to each of the Holders as a condition of, or as an inducement for, the April PIPE, the October PIPE, the July PIPE, the Convertible Debenture and the Convertible Debt.

     “Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.
AMENDMENTS TO THE WARRANTS

     2.1 Amended Terms. The Warrants shall be amended so that the Holders may exercise all or any portion of their Warrants at the Adjusted Exercise Price during the Exercise Period; provided however, that

     (a) either:

               (i) the aggregate Exercise Amount paid to the Company from all Holders electing to exercise their Warrants pursuant to this Agreement is equal to or greater than Two Million Dollars ($2,000,000) (the “Minimum Aggregate Exercise Amount”), in which case such amendment to the Warrants shall be mandatory; or,

               (ii) the aggregate Exercise Amount paid by the Holders is less than the Minimum Aggregate Exercise Amount, in which case such amendment to the Warrants shall be at the sole discretion of the Company;

     (b) and:

               for each one Series B Warrant that any Holder elects to exercise at the Adjusted Exercise Price such Holder must also exercise not less than one Series A Warrant at the Adjusted Exercise Price during the same Exercise Period.

In the event that the Exercise Period elapses and the Minimum Aggregate Exercise Amount is not attained and the Company elects not to amend the Warrants, all of the amendments contemplated by this Agreement shall become void ab initio, any Exercise Amounts received by the Company shall be returned, without interest, and the original terms and conditions of the Warrants shall remain unchanged and in full force and effect.

     2.2 Payment of Exercise Amount; Delivery of Warrant Shares. Any time during the Exercise Period, Holder shall pay the Exercise Amount in full by wire transfer or via ACH in immediately available funds in United States Dollars, in accordance with the payment instructions provided by the Company.

     2.3 Closing Conditions.

     (a) At the Closing the Company shall:

US Dataworks, Inc.
Amended Warrants Agreement
December 6, 2004

     (i) deliver this Agreement duly executed by the Company; and

     (ii) as soon as practicable following the Closing, deliver to each Holder a certificate representing its corresponding number of Warrant Shares.

     (b) At or anytime prior to the Closing, Holder shall:

     (i) deliver this Agreement duly executed by Holder; and

     (ii) pay the Exercise Amount in full, pursuant to Section 2.2.

     (c) All representations and warranties of the Parties contained herein shall remain true and correct as of the Closing Date.

     (d) As of the Closing Date, there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

     3.1 Representations and Warranties of the Company. Except as set forth under the corresponding section of the Disclosure Schedules delivered concurrently herewith, the Company hereby makes the following representations and warranties as of the date hereof and as of the Closing Date to Holder:

     (a) Subsidiaries. The Company has no direct or indirect subsidiaries. If the Company has no subsidiaries, any references to subsidiaries in this Agreement shall be disregarded.

     (b) Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents and is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”).

US Dataworks, Inc.
Amended Warrants Agreement
December 6, 2004

     (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder, including issuing the Warrant Shares. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection herewith. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) with respect to the indemnification provisions set forth in the those certain Registration Rights Agreements, entered into by the Company and the April PIPE Holders, dated April 16, 2004; the Company and the October PIPE Holders and the Convertible Debenture Holder, each dated October 2, 2003; the Company and the Convertible Debt Holders, dated September 30, 2003; and, the Company and the July PIPE Holders, dated June 25, 2003, as limited by public policy.

     (d) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

     (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (a) the filing of any amendment or other addenda to the Registration Statements, as required by the Commission and (b) such as have already been obtained or such exemptive filings as are required to be made under applicable securities laws.

US Dataworks, Inc.
Amended Warrants Agreement
December 6, 2004

     (f) Issuance of the Warrant Shares. The Warrants have been duly authorized and issued, and when paid for in accordance with this Agreement, will cause the Warrant Shares to be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

     (g) Capitalization. The capitalization of the Company is as described in the Company’s most recent periodic report filed with the Commission (the Form 10-QSB for the quarter ending September 30, 2004 was filed November 15, 2004). The Company has not issued any capital stock since such filing other than pursuant to the exercise of employee stock options under the Company’s stock option plans. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. Except as a result of the purchase and sale of the securities and except for employee stock options under the Company’s stock option plans, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Warrants will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Holders) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

     (h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Reports” and, together with the Disclosure Schedules to this Agreement, the “Disclosure Materials”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved

US Dataworks, Inc.
Amended Warrants Agreement
December 6, 2004

(“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

     (i) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

     (j) Litigation. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Warrants or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any subsidiary, nor, to the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

     (k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company that could reasonably be expected to result in a Material Adverse Effect.

     (l) Compliance. Except as disclosed in the SEC Reports, neither the Company nor any subsidiary (i) is in default under or in violation of (and no event has occurred that

US Dataworks, Inc.
Amended Warrants Agreement
December 6, 2004

has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i), (ii) and (iii) as would not have or reasonably be expected to result in a Material Adverse Effect.

     (m) Regulatory Permits. The Company possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

     (n) Title to Assets. The Company has good and marketable title in fee simple to all real property owned by them that is material to the business of the Company, taken as a whole, and good and marketable title in all personal property owned by them that is material to the business of the Company, taken as a whole, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with which the Company is in material compliance.

     (o) Patents and Trademarks. To the knowledge of the Company, the Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any subsidiary has received a written notice that the Intellectual Property Rights used by the Company violates or infringes the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable.

     (p) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as is prudent and customary in the businesses in which the Company is engaged. Neither the Company nor any subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from

US Dataworks, Inc.
Amended Warrants Agreement
December 6, 2004

similar insurers as may be necessary to continue its business without a significant increase in cost.

     (q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of the Company and (c) for other employee benefits, including stock option agreements under any stock option plan of the Company.

     (r) Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Form 10-K (or 10-KSB) or 10-Q (or 10-QSB), as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of a date within 90 days prior to the filing date of the Form 10-QSB for the quarter ended September 30, 2004 (such date, the “Evaluation Date”). Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

     (s) No New Registration Required. Assuming the accuracy of the Holders representations and warranties set forth in Section 3.2, no new registration under the Securities Act is required for the amendment to the Warrants as contemplated hereby. The Registration Statements presently effective and on file with the Commission shall remain effective and continue to cover the Warrant Shares, as amended hereby, subject to such amendments and/or other filing supplements that are required. The amendment of

US Dataworks, Inc.
Amended Warrants Agreement
December 6, 2004

the Warrants hereunder does not contravene the rules and regulations of the Trading Market.

     (t) Investment Company. The Company is not, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

     (u) Listing and Maintenance Requirements. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

     (v) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Holders as a result of the Holders and the Company fulfilling their obligations or exercising their rights under this Agreement.

     (w) Disclosure. The Company confirms that, neither the Company nor any other Person acting on its behalf has provided any of the Holders or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Holders will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Holders regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company is true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     (x) Solvency. Based on the financial condition of the Company as of the Closing Date, (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and including the anticipated proceeds of the sale of the Warrants; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient

US Dataworks, Inc.
Amended Warrants Agreement
December 6, 2004

to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

     3.2 Representations and Warranties of the Holder. Each Holder hereby, for itself and for no other Holder, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

     (a) Organization; Authority. Holder has the power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations and, when delivered by Holder in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Holder, enforceable against it in accordance with its terms.

     (b) Holder Status. At the time such Holder was offered the Warrants, it was, and at the date hereof it is an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Holder is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

     (c) Experience of Holder. Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Warrants, and has so evaluated the merits and risks of such investment. Such Holder is able to bear the economic risk of an investment in the Warrants and, at the present time, is able to afford a complete loss of such investment.

     (e) General Solicitation. Such Holder is not exercising the Warrants as a result of any advertisement, article, notice or other communication regarding the Warrants published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

     The Company acknowledges and agrees that Holder does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

     4.1 Registration Statements. As soon as practicable following the Closing, the Company shall amend and/or make such other filings in supplement to the Registration Statements, as required by the Commission and the American Stock Exchange, to incorporate the amendments to the Warrants contemplated by this Agreement and maintain the effective registration of the Warrant Shares. The Warrant Shares shall be issued free of all restrictive

US Dataworks, Inc.
Amended Warrants Agreement
December 6, 2004

legends (with the exception of the Company’s shareholders’ rights plan legend, which is required on all of the Companies securities).

     4.2 Disclosure; Publicity. The Company and Holder shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor any Holder shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Holder, or without the prior consent of Holder, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing Party shall promptly provide the other Party with notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Holder, or include the name of any Holder in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Holder, except (i) as required by federal securities law in connection with the Registration statements and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Holder with notice of such disclosure permitted under subclause (i) or (ii).

     4.3 Shareholders Rights Plan. No claim will be made or enforced by the Company or any other Person that any Holder is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Holder could be deemed to trigger the provisions of any such plan or arrangement, by virtue of exercising Warrants under this Agreement.

     4.4 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Holder or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Holder shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that Holder shall be relying on the foregoing representations in effecting transactions in securities of the Company.

     4.5 Indemnification of Holder. The Company will indemnify and hold the Holder and their directors, officers, shareholders, partners, employees and agents (each, a “Holder Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Holder Party may suffer or incur as a result of or relating to: (a) any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Company in this Agreement; or (b) any cause of action, suit or claim brought or made against such Holder Party and arising solely out of or solely resulting from the execution, delivery, performance or enforcement of this Agreement and without causation by any other activity, obligation, condition or liability pertaining to such Holder. The Company will reimburse such Holder for its reasonable legal and other expenses incurred in connection therewith, as such expenses are incurred.

US Dataworks, Inc.
Amended Warrants Agreement
December 6, 2004

     4.6 No Short Sales of Common Stock. The Holder covenants and agrees that neither it nor any other Person acting on its behalf will (i) sell shares of the Company’s Common Stock that such Holder does not actually own nor (ii) borrow shares of the Company’s Common Stock to short sell such stock.

     4.7 Reservation of Common Stock. The Company shall use its commercially reasonable efforts to reserve and continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Warrants Shares pursuant to this Agreement and the Warrants.

ARTICLE V.
MISCELLANEOUS

     5.1 Fees and Expenses. Each Party shall pay all fees and expenses of its advisers, accountants and other experts, if any, and all other expenses incurred by such Party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

     5.2 Entire Agreement. This Agreement, together with the exhibits and schedules hereto, contain the entire understanding of the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the Parties acknowledge have been merged into such documents, exhibits and schedules.

     5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto prior to 5:30 p.m. (Central Standard time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (Central Standard time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the Party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

     5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Holder or, in the case of a waiver, by the Party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either Party to exercise any right hereunder in any manner impair the exercise of any such right.

     5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

US Dataworks, Inc.
Amended Warrants Agreement
December 6, 2004

The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any Party.

     5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Holder. Any Holder may assign any or all of its rights under this Agreement to any Person, provided such transferee agrees in writing to be bound, with respect to the transferred Warrants, by the provisions hereof that apply to the “Holder”.

     5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the Parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.5.

     5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each Party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a Party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Houston, Texas. Each Party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Houston, Texas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each Party hereto (including its Affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either Party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing Party in such action or proceeding shall be reimbursed by the other Party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     5.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and shall continue to survive for a period of one (1) year following the Closing Date.

     5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party, it being understood that both Parties need not sign the same counterpart. In the event that any

US Dataworks, Inc.
Amended Warrants Agreement
December 6, 2004

signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

     5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired and the Parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     5.12 Replacement of Warrants. If any certificate or instrument evidencing any Warrants is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Warrants.

     5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Holder and the Company will be entitled to specific performance under this Agreement. The Parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     5.14 Payment Set Aside. To the extent that a Party makes a payment or payments to any other Party pursuant to this Agreement or a Party enforces or exercises its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the paying Party, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall, to the extent permissible under applicable law, be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     5.15 Independent Nature of Holder’s Obligations and Rights. The obligations of Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement. Nothing contained in this Agreement, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holder as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it

US Dataworks, Inc.
Amended Warrants Agreement
December 6, 2004

shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. Holder has been represented by its own separate legal counsel in its review and negotiation of this Agreement.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

US DATAWORKS, INC.		Address for Notice:
5301 Hollister Road, Suite 250
Houston, TX 77040
By:	/s/ Charles E. Ramey	Tel: (713) 934-3855
Fax: (713) 934-8127
Name: Charles E. Ramey
Title: CEO

[SIGNATURE PAGE CONTINUES]

US Dataworks, Inc.
Amended Warrants Agreement
December 6, 2004

HOLDER SIGNATURE PAGE

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Holder	Address for Notice:

By:

Name:
Title:

Warrants:

Exercise
Amount:	$

With a copy to:

US Dataworks, Inc. Payment Instructions:

Bank:	Southwest Bank of Texas NA
Houston, Texas

ABA#	113011258

for credit to:	US Dataworks, Inc.

account#	3260410

US Dataworks, Inc.
Amended Warrants Agreement
December 6, 2004

EXHIBIT A
Warrants and Exercise Amounts